                                                                    EXHIBIT 99.h

                 CRICO OF TRAILWAY POND II LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                             FINANCIAL STATEMENTS
                       AS OF DECEMBER 31, 1995 AND 1994,
                        TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
CRICO of Trailway Pond II Limited Partnership
(A Minnesota Limited Partnership):

We have audited the accompanying balance sheets - income tax basis - of CRICO of Trailway Pond II Limited Partnership (a Minnesota limited partnership, the "Partnership") as of December 31, 1995 and 1994, and the related income tax basis statements of operations, changes in partners' deficit and cash flows for the years then ended. These financial statements and the schedules referred to below are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and the schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 3 to the financial statements, these financial statements were prepared on the income tax basis of accounting, which is a comprehensive basis of accounting other than generally accepted accounting principles.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CRICO of Trailway Pond II Limited Partnership as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended, on the income tax basis of accounting described in Note 3 to the financial statements.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 2 to the financial statements, the Partnership was in default at December 31, 1995, with regard to the mortgage loan agreement, due to its inability to generate sufficient cash flow to meet its contractual obligations. Additionally, the Partnership does not expect to be able to generate sufficient cash flow to meet its contractual obligations under the mortgage loan agreement in 1996. This issue raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plan in regard to this matter is described in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The U.S. Department of Housing and Urban Development Statement of Profit and Loss and Schedule I are presented for purposes of additional analysis and are not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

                                                         /s/ ARTHUR ANDERSEN LLP
Washington, D.C.,
 January 31, 1996

                 CRICO OF TRAILWAY POND II LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                               (INCOME TAX BASIS)
                        AS OF DECEMBER 31, 1995 AND 1994

                                     ASSETS

                                              1995          1994
                                          -----------   -----------
FIXED ASSETS:
 Land                                     $ 1,113,662   $ 1,113,662
 Building and improvements                  8,959,385     8,959,385
 Furniture, fixtures and equipment            815,658       805,312
                                          -----------   -----------
  Total                                    10,888,705    10,878,359
                                          -----------   -----------

LESS- Accumulated depreciation             (2,189,364)   (1,791,872)
                                          -----------   -----------
  Net fixed assets                          8,699,341     9,086,487
                                          -----------   -----------

CURRENT ASSETS:
 Cash                                          45,271        58,952
 Prepaid insurance                             14,836        10,739
 Other prepaids                                 7,315         6,983
                                          -----------   -----------
  Total current assets                         67,422        76,674
                                          -----------   -----------

RESTRICTED CASH:
 Tenants' security deposits, separately
  held in an interest-bearing account          53,202        46,799
 Escrow deposits                              278,408       234,966
                                          -----------   -----------
   Total restricted cash                      331,610       281,765
                                          -----------   -----------

OTHER ASSETS-
 Favorable financing, net of
  accumulated amortization of $921,448        614,294       798,586
  and $737,156, respectively

                                          -----------   -----------
   Total assets                           $ 9,712,667   $10,243,512
                                          -----------   -----------


   The accompanying notes are an integral part of these financial statements.

                 CRICO OF TRAILWAY POND II LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                               (INCOME TAX BASIS)
                        AS OF DECEMBER 31, 1995 AND 1994

                       LIABILITIES AND PARTNERS' DEFICIT

                                              1995          1994
                                        -----------   -----------
CURRENT LIABILITIES:
       Accounts payable                 $    29,095   $    28,635
       Accrued mortgage service fee         292,544       188,064
       Accrued interest                   2,568,706     2,140,876
       Special assessment payable            12,041         7,616
       Mortgage loan payable             10,030,000    10,030,000
       Construction period deferred
        base interest payable             1,358,359     1,358,359
                                        -----------   -----------
            Total current liabilities    14,290,745    13,753,550


TENANTS' SECURITY DEPOSITS                   48,678        46,799


SPECIAL ASSESSMENTS PAYABLE, net of
 current portion                             48,613        65,079
                                        -----------   -----------
            Total liabilities            14,388,036    13,865,428
                                        -----------   -----------

PARTNERS' DEFICIT                        (4,675,369)   (3,621,916)
                                        -----------   -----------
            Total liabilities and       $ 9,712,667   $10,243,512
             partners' deficit          ===========   ===========

   The accompanying notes are an integral part of these financial statements.


                 CRICO OF TRAILWAY POND II LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                              1995          1994
                                          -----------   -----------
OPERATING INCOME:
     Rental income                        $ 1,251,638   $ 1,168,548
     Interest income                           18,414         8,741
     Other income                              48,389        61,779
                                          -----------   -----------
               Total operating income       1,318,441     1,239,068
                                          -----------   -----------

OPERATING EXPENSES:
     Real estate taxes                        232,098       199,934
     Mortgage servicing fees                  117,017        75,225
     Interest on special assessments            6,534         7,616
     Repairs and maintenance                   84,003        97,511
     Salaries and related payroll costs       107,186       118,030
     Fuel and utilities                        84,408        96,872
     Management fee                            56,878        45,420
     Marketing                                 37,629        63,755
     Insurance                                 24,409        13,190
     Professional fees                          6,098        12,915
     Other                                     30,853        44,702
                                          -----------   -----------
               Total operating expenses       787,113       775,170
                                          -----------   -----------
               Income from operations         531,328       463,898

DEPRECIATION                                  397,492       428,419

AMORTIZATION OF FAVORABLE FINANCING           184,289       184,289

INTEREST ON MORTGAGE LOAN                   1,003,000     1,003,000
                                          -----------   -----------
               Net loss                   $(1,053,453)  $(1,151,810)
                                          ===========   ===========

   The accompanying notes are an integral part of these financial statements.


                 CRICO OF TRAILWAY POND II LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                   STATEMENTS OF CHANGES IN PARTNERS' DEFICIT
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                  GENERAL        LIMITED
                                                  PARTNER        PARTNER         TOTAL
                                                 ---------      -----------   -----------
PARTNERS' DEFICIT, December 31, 1993             $(35,358)      $(2,434,748)  $(2,470,106)
           Net loss                               (11,047)       (1,140,763)   (1,151,810)
                                                 ---------      -----------   -----------

PARTNERS' DEFICIT, December 31, 1994              (46,405)       (3,575,511)   (3,621,916)
           Net loss                               (41,616)       (1,011,837)   (1,053,453)
                                                 ---------      -----------   -----------
PARTNERS' DEFICIT, December 31, 1995             $(88,021)      $(4,587,348)  $(4,675,369)
                                                 ========       ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                 CRICO OF TRAILWAY POND II LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                              1995          1994
                                          -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                $(1,053,453)  $(1,151,810)
  Adjustments to reconcile net loss
   to net cash provided by (used in)
    provided by operating activities-
     Depreciation and amortization            581,781       612,708
    (Increase) decrease in assets and
      liabilities:
       Accounts receivable                          -         2,232
       Prepaid insurance                       (4,097)       (8,185)
       Other prepaids                            (332)          330
       Escrow deposits                        (43,442)      (22,146)
       Accounts payable                           460        10,829
       Accrued mortgage service fee           104,480        62,688
       Accrued interest                       427,830       542,613
       Tenants' security deposits              (4,521)            -
       Special assessments payable            (12,041)      (12,041)
                                          -----------   -----------
          Cash (used in) provided by
           operating activities                (3,335)       37,218
                                          -----------   -----------

 CASH FLOWS FROM INVESTING ACTIVITIES-
     Purchase of fixed assets                 (10,346)      (18,000)
                                          -----------   -----------
NET (DECREASE) INCREASE IN CASH               (13,681)       19,218

CASH, beginning of year                        58,952        39,734
                                          -----------   -----------
CASH, end of year                         $    45,271   $    58,952
                                          -----------   -----------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
 INFORMATION-
     Cash paid during the year for        $   575,170   $   460,387
      interest                            ===========   ===========

   The accompanying notes are an integral part of these financial statements.


                 CRICO OF TRAILWAY POND II LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1995 AND 1994

1. ORGANIZATION:

CRICO of Trailway Pond II Limited Partnership (the "Partnership") was formed as a limited partnership under the laws of the state of Minnesota on December 26, 1990, for the purpose of owning and operating a rental housing project. According to the Partnership Agreement (the "Agreement"), the Partnership will terminate on December 31, 2030, if not terminated sooner. The project consists of 165 units located in the city of Burnsville, Minnesota, and operates under the name of Trailway Pond Apartments, Phase II (the "Project"). The financing for the Project was obtained from Capital Realty Investors Tax Exempt Fund Limited Partnership ("CRITEF"), a publicly traded limited partnership. The general partner of CRITEF is CRITEF Associates Limited Partnership, whose managing general partner is CRI, Inc. and the shareholders of CRI, Inc. The general partner of the Partnership, CRICO of Trailway Pond II, Inc., a Delaware Corporation, is affiliated with CRI, Inc. and affiliated with all of the above mentioned entities. On January 1, 1992, CRICO of Iona, Inc., an affiliate, assigned its 99 percent limited partner interest in the Partnership to CRICO Minnesota Holdings, Inc., also an affiliated entity.

Under the terms of the bonds issued to provide permanent financing for the Project, at least 20 percent of the completed project units must be occupied by individuals or families qualified as lower income tenants under certain sections of the Internal Revenue Code. At December 31, 1995 and 1994, the Project complied with this requirement.

2. GOING CONCERN:

The accompanying financial statements have been prepared assuming the Partnership will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 1995, the Partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. Consequently, there is substantial doubt about the Partnership's ability to continue as a going concern. The accompanying financial statements do not include any adjustment that might result should the Partnership be unable to continue as a going concern. The Partnership's lender, CRITEF, has not availed itself of any of its contractual rights and remedies provided by the mortgage loan agreement and is effectively treating this obligation as a cash flow mortgage.

CRITEF entered into a merger agreement, subject to shareholder approval, with Watermark Partners, L.P. as of September 11, 1995, as amended on January 31, 1996. Capital Apartment Properties, Inc., who is the general partner of Watermark Partners LP, may therefore pursue one of the following scenarios with respect to the Partnership:

 . the current Partnership structure would be preserved and all of the partnership interests would be transferred to CAPREIT Residential Properties ("CAPREIT"),


  or


 . the current Partnership structure would be preserved and CAPREIT would replace the 1 percent general partner while leaving the 99 percent limited partner in place,

  or

 . the current partnership structure would be collapsed and all of the assets and liabilities of the partnership would be assumed by capreit or one of its subsidiaries.

3. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Partnership in preparing its financial statements.

BASIS OF ACCOUNTING

The Partnership's financial statements have been prepared on the accrual basis of accounting used for income tax purposes, in accordance with the Agreement. The principal differences between this basis and generally accepted accounting principles ("GAAP") are that an intangible asset has been recognized for income tax purposes representing the value to the Partnership of its favorable financing and that assets were written up to their fair values at the time of the transfer. The favorable financing asset is being amortized for income tax purposes on a straight-line basis over the remaining life of the mortgage loan. Depreciation and amortization are also computed under tax regulations which may differ from GAAP. (See separate notes below.)

Management believes that the Federal income tax treatment of the respective items entering into the determination of taxable loss is supportable based on its interpretation of the Internal Revenue Code and the related regulations, public rulings, and court decisions in effect as of the date of this report. Since the Federal income tax treatment of certain items may be based on conflicting or imprecise authoritative pronouncements, such treatment may be successfully challenged by the Internal Revenue Service.

RECLASSIFICATIONS

Certain amounts in the financial statements for 1994 have been reclassified to conform with 1995 presentation.

                                     - 3 -
FAVORABLE FINANCING

Assets, liabilities and operations of the former partnership, Trailway Pond II Limited Partnership, were transferred on January 2, 1991, in full satisfaction of the previous partnership's indebtedness. Upon transfer, assets and liabilities were recorded at their respective fair values, and an intangible asset was recognized representing the value to the Partnership of the favorable financing provided by the Project's mortgage loan. According to Federal income tax rules and regulations, the sales price equates to the face value of the indebtedness assumed. According to Federal income tax rules and regulations, the favorable financing asset is being amortized on a straight-line basis over the remaining life of the mortgage loan.

DEPRECIATION

Depreciation is computed under Federal income tax rules and regulations as follows.

                                         LIFE
                                        (YEARS)                BASIS
                                        -------        -----------------------
Building and improvements                 27.5         Straight line
Furniture, fixtures and equipment          7.0         200% declining balance

Repairs and maintenance are expensed as incurred, while major improvements are capitalized in the applicable asset accounts. Additions to furniture, fixtures and equipment in 1995 consist of costs capitalized for floor and carpet replacement of $10,346. Additions to buildings and improvements in 1994 totaled $18,000. This amount consisted of $9,267 of costs capitalized for gutters and $8,733 of costs capitalized for drain tile for erosion control.

INCOME TAXES

No provision for Federal income taxes is reflected in these financial statements since the loss of the Partnership is included in the individual income tax returns of the respective partners.

4. PARTNERSHIP AGREEMENT:

The general partner and the limited partner, CRICO Minnesota Holdings, Inc., have a 1 and 99 percent ownership interest, respectively, in the Partnership. In accordance with the Agreement, the general partner contributed $1 to the Partnership, and the limited partner contributed $99.

Cash flow, as defined, is to be distributed at the discretion of the general partner (a) for the payments of all debts, liabilities, and reasonable and necessary expenses of operating the Partnership when due, (b) to set up any reserves deemed necessary for any contingent or unforeseen liabilities or obligations of the Partnership, and (c) to the partners, pro rata, in accordance with their Partnership interests. Capital proceeds from the sale, refinancing, or other disposition of the Partnership's property will be distributed (a) for the payment of all debts and liabilities of the Partnership then due, (b) to set up any reserves deemed necessary for any contingent or unforeseen liabilities or obligations of the Partnership, (c) to the partners in the amounts of their capital contributions, and (d) to the partners, pro rata, in accordance with their percentage interests.

5. MANAGEMENT AGREEMENTS:

Prior to February 1994, CRICO Management of Minnesota, Inc. ("CRICO of Minnesota"), a related party to the general partner, was manager of the property, with management fees payable monthly at 3.75 percent of gross revenues with an annual incentive fee of 0.5 percent of gross revenues, as defined by the agreement.

Effective February 1, 1994, the property management contract was acquired by CAPREIT Residential Corporation. Management fees are payable to CAPREIT Residential Corporation at the same rate and terms as under the agreement with CRICO of Minnesota. As of December 31, 1995 and 1994, management fees paid were $48,869 and $44,849, respectively. Of the 1994 management fee amount paid, management fees of $7,226 were paid to CRICO of Minnesota. During 1995, incentive fees of $8,009 were paid.

6. MORTGAGE LOAN PAYABLE:

Permanent financing for the project was provided through the issuance of tax-exempt bonds by the city of Burnsville, Minnesota, in the total amount of $10,030,000, which was evidenced by a mortgage loan agreement with CRITEF, a related party and the bond owner. As further security on the obligation, the Partnership assigned existing and future rents and leases to the mortgagee. The maturity date of the mortgage is ten years from the construction completion date, which was determined by CRITEF to be May 1, 1989. Upon maturity, all outstanding principal and interest, including base interest and construction period deferred base interest, is due and payable.

The mortgage loan, which is nonrecourse to the Partnership, provided for base interest and construction period deferred base interest at a rate of 2.195 and
7.805 percent, respectively, through May 1, 1989. From May 1, 1989, through the maturity date, base interest is payable at the rate of 10 percent per annum. Primary contingent interest is payable each quarter at the rate of 1.5 percent per annum, out of that quarter's net cash flow, as defined. In addition, supplemental contingent interest is payable each quarter, at the rate of 4.5 percent per annum, out of 50 percent of that quarter's net cash flow, as defined, remaining after deduction of primary contingent interest. If quarterly net cash flow is insufficient to pay contingent interest, primary contingent interest and supplemental contingent interest are deferred without interest until the earlier of the sale or refinancing of the Partnership occurs, as defined, but only if sufficient cash flow is generated from the sale or refinancing of the property. Because net cash flow in 1995 and 1994 was not sufficient to cover primary contingent interest, these amounts were not accrued for, in accordance with Federal income tax rules and regulations. The unpaid primary contingent interest balances at December 31, 1995 and 1994, were $1,003,000 and $852,550, respectively. The unpaid supplemental contingent interest balances at December 31, 1995 and 1994, were $3,009,000 and $2,557,650, respectively. Pursuant to terms of the Partnership Agreement, interest is also accrued on base interest payable, compounded at the base interest rate. As of December 31, 1995, the balance is $2,568,706. Because this amount is payable out of available cash flow after the payment of all current and accrued base interest and all current and accrued servicing fees, it is not recorded on the books of the Partnership.

The following schedule presents interest deferred, interest paid, and accrued interest for the years ended December 31, 1995 and 1994.

                                                       CURRENTLY
                                           DEFERRED     PAYABLE      TOTAL
                                          ----------  ----------   -----------
ACCRUED INTEREST AT DECEMBER 31, 1993     $3,043,786  $1,598,263
                                          ----------  ----------

  Base interest                                    -   1,003,000   $1,003,000
  Primary contingent interest                150,450           -      150,450
  Supplemental contingent interest           451,350           -      451,350
  Interest on base interest                  215,480           -      215,480
                                          ----------  ----------   -----------
  Total 1994 interest incurred               817,280   1,003,000   $1,820,280
                                                                   ===========
  Interest paid from operations                 -       (450,387)
  Interest paid from reserves                   -        (10,000)
                                          ----------  ----------

ACCRUED INTEREST AT DECEMBER 31, 1994      3,861,066   2,140,876

  Base interest                                    -   1,003,000   $1,003,000
  Primary contingent interest                150,450           -      150,450
  Supplemental contingent interest           451,350           -      451,350
  Interest on base interest                  287,903           -      287,903
                                          ----------  ----------   -----------
  Total 1995 interest incurred               889,703   1,003,000   $1,892,703
                                                                   ===========
  Interest paid from operations                    -    (575,170)
                                          ----------  ----------
ACCRUED INTEREST AT DECEMBER 31, 1995     $4,750,769  $2,568,706
                                          ==========  ==========


The Partnership was required to pay the servicer a mortgage servicing fee equal to 0.625 percent of the outstanding principal balance of the loan. The fee is payable monthly on each base interest payment date, after payment of debt service on the mortgage loan. In 1995 and 1994, all amounts for these fees were accrued but not paid because there was insufficient cash flow to pay full debt service due.

Effective July 1, 1995, CRIIMI MAE Services Limited Partnership ("CMSLP") acquired the rights to service the mortgage from CRICO Mortgage Company. Also on July 1, 1995, all of the unpaid mortgage servicing fees accrued through June 30, 1995 were transferred to CRI, Inc., an affiliate of the Partnership's general partner. In addition, the owners of CRI, Inc. are the directors and are officers of the general partner of CMSLP and CRIIMI MAE Management, Inc. (a wholly owned subsidiary of CRIIMI MAE Inc., a publicly held corporation). At December 31, 1995, mortgage servicing fees of $261,200 are payable to CRI, Inc. and $31,344 are payable to CMSLP.

As discussed in Note 2, the Partnership was in default under the terms of the mortgage loan agreement at December 31, 1995.

7. REAL ESTATE TAXES AND SPECIAL ASSESSMENTS PAYABLE:

During fiscal 1994, a real estate tax refund for $40,895 was received for overpayment of 1993 and 1992 taxes. This refund, net of $12,349 of tax appeal fees, is netted against 1994 real estate tax expense in the accompanying statement of operations.

A special assessment tax has been levied against the Partnership from an assessment performed several years ago. The total amount outstanding from the assessment at December 31, 1995 and 1994, was $60,654 and $72,695, respectively. Of these amounts, $12,041 of principal was paid during fiscal 1995 and 1994, respectively.

8. ESCROW DEPOSITS:

In 1995 and 1994, cash and investments held by the bond trustee consist of the following.

                                      REAL ESTATE
                                        TAX AND    RESERVE FOR
                                       INSURANCE   REPLACEMENTS
                                         ESCROW       ESCROW      TOTAL
                                      -----------  ------------ ----------
BALANCE AT DECEMBER 31, 1993           $  74,002     $138,818   $ 212,820
Deposits                                 249,271       47,173     296,444
Withdrawals:
     Insurance                         (14,319)             -     (14,319)
     Taxes                            (248,137)             -    (248,137)
     Debt service                      (10,000)             -     (10,000)
     Replacement funding                     -        (25,716)    (25,716)
     Interest earned                     3,048          4,462       7,510
     Tax refund                         16,364              -      16,364
                                      ---------     ----------  ----------
BALANCE AT DECEMBER 31, 1994            70,229        164,737     234,966
Deposits                               261,600         48,450     310,050
Withdrawals:
     Insurance                         (19,781)             -     (19,781)
     Taxes                            (229,221)             -    (229,221)
     Tax appeal fee                     (2,877)             -      (2,877)
     Special assessment                (18,575)             -     (18,575)
     Replacement funding                     -        (12,550)    (12,550)
     Interest earned                     4,914         11,482      16,396
                                      ---------     ----------  ----------
BALANCE AT DECEMBER 31, 1995         $  66,289       $212,119   $ 278,408
                                     ==========     ==========  ==========

REAL ESTATE TAX AND INSURANCE ESCROW


Per the mortgage loan agreement (see Note 6), the Partnership is required to deposit on a monthly basis an amount equal to one-twelfth of the aggregate estimated annual amount of all real estate taxes, special assessments, and insurance premiums into the real estate tax and insurance escrow account maintained by the servicer. During 1995 and 1994, the Partnership made all required deposits into this escrow.

RESERVE FOR REPLACEMENTS ESCROW

The Partnership is also required to make monthly deposits into the reserve for replacements escrow account maintained by the servicer, as specified in the above-mentioned mortgage loan agreement. The fund is to be used for the replacement of project assets. The required annual deposit into the reserve for replacements account is $44,400, to be deposited in equal monthly installments until such time as the balance in the reserve equals or exceeds $250,000. Thereafter, no monthly deposits are required unless the balance falls below $250,000.

9. RELATED-PARTY TRANSACTIONS:

CRICO of Trailway Pond I Limited Partnership is an affiliate of the Partnership and owns a complex known as Trailway Pond Apartments. Both the Project and Trailway Pond Apartments are managed by the same management company. Certain expenses applicable to both are billed to the management company and paid for collectively. These common charges are primarily allocated on a pro rata basis based on the number of dwelling units. An account has been established on the books of each partnership to record amounts payable to or receivable from the related entity. As of December 31, 1995, there are no receivables or payables from the related entity.

STATEMENT OF PROFIT AND LOSS                                    U.S. Department of Housing and Urban Development
 - INCOME TAX BASIS                                             Office of Housing
All amounts must be rounded to the nearest dollar;              Federal Housing Commissioner
$.50 and over, round up - $.49 and below, round down.           OMB Approval No. 2502-0052(Exp. 8/31/89)

        For Month/Period        For Month/Period     Project Number:    Project Name:
           Beginning                 Ending

        January 1, 1995         December 31, 1995                       CRICO of Trailway Pond II
                                                                        Limited Partership
        ----------------        -----------------    ---------------    --------------------------------------
Part I  Description of Account                                            Acct. No.
--------------------------------------------------------------------------------------------------------------
                                                 5000 - REVENUE ACCOUNTS
        Rental Income - 5100

          Apartments or Member Carrying Charges (Coops)                   5120          1,273,749
                                                                       -------        -----------
          Tenant Assistance Payments                                      5121                  -
                                                                       -------        -----------
          Furniture and Equipment                                         5130                  -
                                                                       -------        -----------
          Stores and Commercial                                           5140                  -
                                                                       -------        -----------
          Garage and Parking Spaces                                       5170                  -
                                                                       -------        -----------
          Flexible Subsidy Income                                         5180                  -
                                                                       -------        -----------
          Miscellaneous (specify)                                         5190                  -
                                                                       -------        -----------
          Total Rent Revenue Potential at 100% Occupancy                                           $1,273,749
                                                                       -------        -----------  ----------
        Vacancies - 5200
          Apartments                                                      5220            (22,111)
                                                                       -------        -----------
          Furniture and Equipment                                         5230                  -
                                                                       -------        -----------
          Stores and Commercial                                           5240                  -
                                                                       -------        -----------
          Garage and Parking Spaces                                       5270                  -
                                                                       -------        -----------
          Miscellaneous (specify)                                         5290                  -
                                                                       -------        -----------
          Total Vacancies                                                                          $  (22,111)
                                                                       -------        -----------  ----------
          Net Rental Revenue (Rent Revenue Less Vacancies)                                         $1,251,638
                                                                       -------        -----------  ----------
        Elderly and Congregate Services Income - 5300
          Total Service Income                                            5300                     $        -
                                                                       -------        -----------  ----------
        Financial Revenue - 5400
          Interest Income - Project Operations                            5410              2,018
                                                                       -------        -----------
          Income from Investments - Residual Receipts                     5430                  -
                                                                       -------        -----------
          Income from Investments - Reserve for Replacement               5440             11,482
                                                                       -------        -----------
          Income from Investments - Miscellaneous (Escrows)               5490              4,914
                                                                       -------        -----------
          Total Financial Revenue                                                                  $   18,414
                                                                       -------        -----------  ----------

        Other Revenue - 5900
          Laundry and Vending                                             5910             19,469
                                                                       -------        -----------
          NSF and Late Charges                                            5920              3,471
                                                                       -------        -----------
          Damages and Cleaning Fees                                       5930                  -
                                                                       -------        -----------
          Forfeited Tenant Security Deposits                              5940                726
                                                                       -------        -----------
          Other Revenue (specify) (see Schedule I)                        5990             24,723
                                                                       -------        -----------
          Total Other Revenue                                                                      $   48,389
                                                                       -------        -----------  ----------
          Total Revenue                                                                            $1,318,441
                                                                       -------        -----------  ----------

        Administrative Expenses - 6200/6300

          Advertising                                                     6210             31,990
                                                                       -------        -----------
          Other Renting Expense (see Schedule I)                          6250              9,675
                                                                       -------        -----------
          Office Salaries                                                 6310             26,703
                                                                       -------        -----------
          Office Supplies                                                 6311              1,672
                                                                       -------        -----------
          Office or Model Apartment Rent                                  6312              5,313
                                                                       -------        -----------
          Management Fee (incentive management fee $8,009)                6320             56,878
                                                                       -------        -----------
          Manager or Superintendent Salaries                              6330             16,953
                                                                       -------        -----------
          Manager or Superintendent Rent Free Unit                        6331              4,290
                                                                       -------        -----------
          Legal Expenses (Project)                                        6340                348
                                                                       -------        -----------
          Auditing Expenses (Project)                                     6350              5,750
                                                                       -------        -----------
          Bookkeeping Fees/Accounting Services                            6351                  -
                                                                       -------        -----------
          Telephone and Answering Service                                 6360              6,848
                                                                       -------        -----------
          Bad Debts                                                       6370              2,532
                                                                       -------        -----------
          Miscellaneous Administrative Expenses (specify) (see
          Schedule I)                                                     6390              8,450
                                                                       -------        -----------
          Total Administrative Expenses                                                           $  177,402
                                                                       -------        -----------  ----------
        Utilities Expense - 6400
          Fuel Oil/Coal                                                   6420                  -
                                                                       -------        -----------
          Electricity                                                     6450             18,665
                                                                       -------        -----------
          Water                                                           6451              9,328
                                                                       -------        -----------
          Gas                                                             6452             36,909
                                                                       -------        -----------
          Sewer                                                           6453             19,506
                                                                       -------        -----------
          Total Utilities Expense                                                                  $   84,408
                                                                       -------        -----------  ----------
          Total Expenses (Carry forward to page 2)                                                 $  261,810
                                                                       -------        -----------  ----------

  The accompanying notes are an integral part of these financial statements.

                                                                                Balance from
                                                                     Acct. No.  Page 1         $  261,810
                                                                     ---------  ------------   ----------
        Operating and Maintenance Expenses - 6500
          Janitor and Cleaning Payroll                                  6510          21,123
                                                                     ---------  ------------

          Janitor and Cleaning Supplies                                 6515           1,774
                                                                     ---------  ------------
          Janitor and Cleaning Contract                                 6517           6,865
                                                                     ---------  ------------
          Exterminating Payroll/Contract                                6519             856
                                                                     ---------  ------------
          Exterminating Supplies                                        6520               -
                                                                     ---------  ------------
          Garbage and Trash Removal                                     6525          10,996
                                                                     ---------  ------------
          Security Payroll/Contract                                     6530               -
                                                                     ---------  ------------
          Grounds Payroll                                               6535               -
                                                                     ---------  ------------
          Grounds Supplies                                              6536           2,081
                                                                     ---------  ------------
          Grounds Contracts                                             6537           6,279
                                                                     ---------  ------------
          Repairs Payroll                                               6540          26,645
                                                                     ---------  ------------
          Repairs Material                                              6541           7,243
                                                                     ---------  ------------
          Repairs Contract                                              6542           3,692
                                                                     ---------  ------------
          Elevator Maintenance/Contract                                 6545           2,963
                                                                     ---------  ------------
          Heating/Cooling Repairs Maintenance                           6546           1,300
                                                                     ---------  ------------
          Swimming Pool Maintenance/Contract                            6547           2,858
                                                                     ---------  ------------
          Snow Removal                                                  6548           2,358
                                                                     ---------  ------------
          Decorating Payroll/Contract                                   6560          12,256
                                                                     ---------  ------------
          Decorating Supplies                                           6561               -
                                                                     ---------  ------------
          Vehicle & Maintenance Equipment Operation and Repairs         6570           1,084
                                                                     ---------  ------------
          Miscellaneous Operating & Maintenance Expense (see
           Schedule I)                                                  6590          21,400
                                                                     ---------  ------------
          Total Operating & Maintenance Expenses                                               $  131,773
                                                                     ---------  ------------   ----------
        Taxes and Insurance - 6700
          Real Estate Taxes (tax appeal fee $2,877)                     6710         232,098
                                                                     ---------  ------------
          Payroll Taxes (FICA)                                          6711          11,472
                                                                     ---------  ------------
          Miscellaneous Taxes, Licenses and Permits                     6719           2,000
                                                                     ---------  ------------
          Property and Liability Insurance (Hazard)                     6720          15,683
                                                                     ---------  ------------
          Fidelity Bond Insurance                                       6721               -
                                                                     ---------  ------------
          Workmen's Compensation                                        6722           2,852
                                                                     ---------  ------------
          Health Insurance & Other Employee Benefits                    6723           5,874
                                                                     ---------  ------------
          Other Insurance (specify)                                     6729               -
                                                                     ---------  ------------
          Total Taxes and Insurance                                                            $  269,979
                                                                     ---------  ------------   ----------

        Financial Expenses - 6800
          Interest on Bonds Payable                                     6810               -
                                                                     ---------  ------------
          Interest on Mortgage Payable                                  6820       1,003,000
                                                                     ---------  ------------
          Interest on Notes Payable (Long-Term)                         6830           6,534
                                                                     ---------  ------------
          Interest on Notes Payable (Short-Term)                        6840               -
                                                                     ---------  ------------
          Mortgage Insurance Premium/Service Charge                     6850         104,480
                                                                     ---------  ------------
          Miscellaneous Financial Expenses (Bond Issue Fee)             6890          12,537
                                                                     ---------  ------------
          Total Financial Expenses                                                             $1,126,551
                                                                     ---------  ------------   ----------

        Elderly and Congregate Service Expenses
          Total Service Expenses - Schedule Attached                    6900
                                                                     ---------  ------------
          Total Cost of Operations before Depreciation                                         $1,790,113
                                                                     ---------  ------------   ----------
          Profit (Loss) before Depreciation                                                    $ (471,672)
                                                                     ---------  ------------   ----------
          Depreciation (Total) - 6600 (specify) and Amortization        6600         581,781
                                                                     ---------  ------------
          Operating Profit or (Loss)                                                          $(1,053,453)
                                                                     ---------  ------------   ----------
        Corporate or Mortgagor Entity Expenses - 7100
          Officer Salaries                                              7110               -
                                                                     ---------  ------------
          Legal Expenses (Entity)                                       7120               -
                                                                     ---------  ------------
          Taxes (Federal-State-Entity)                                 7130-32             -
                                                                     ---------  ------------
          Other Expenses (Entity)                                       7190               -
                                                                     ---------  ------------
          Total Corporate Expenses                                                             $        -
                                                                     ---------  ------------   ----------
        Net Profit or (Loss)                                                                  $(1,053,453)
                                                                     ---------  ------------   ----------

        Miscellaneous or other Income & Expense Sub-account Groups. If miscellaneous or other and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.


Part II

1. Total principal payments required under the mortgage, even if payments under a Workout Agreement are less or more than those required under the mortgage.

                                                                      $      -

2. Replacement Reserve deposits required by the Regulatory Agreement or Amendment thereto, even if payments may be temporarily suspended or waived.

                                                                      $ 44,400

3. Replacement or Painting Reserve releases which are included as expense items on this Profit and Loss Statement.

                                                                      $      -
4. Project improvement Reserve Releases under the Flexible Subsidy Program that are included as expense items on this Profit and Loss Statement.

                                                                      $      -

  The accompanying notes are an integral part of these financial statements.

                                                                      SCHEDULE I

                 CRICO OF TRAILWAY POND II LIMITED PARTNERSHIP
                       (A MINNESOTA LIMITED PARTNERSHIP)

           SUPPLEMENTAL SCHEDULE TO HUD STATEMENT OF PROFIT AND LOSS
                               (INCOME TAX BASIS)
                      FOR THE YEAR ENDED DECEMBER 31, 1995


ACCOUNT NO. 5990 - OTHER REVENUE:
               Application fees                                  $ 4,290
               Bad debt collections                                1,359
               Forfeitures                                         7,343
               Pet fee                                             2,440
               Storage locker                                      1,652
               Parking income                                      1,580
               Other                                               6,059
                                                                 -------
                 Total other revenue                             $24,723
                                                                 =======
ACCOUNT NO. 6250 - OTHER RENTING EXPENSE:
               Rental concessions                                $ 2,176
               Resident retention                                  3,463
               Credit report expense                               4,036
                                                                 -------
                 Total other renting expense                     $ 9,675
                                                                 =======
ACCOUNT NO. 6390 - MISCELLANEOUS ADMINISTRATIVE EXPENSE:
               Employee relations and business expenses          $ 2,996
               Computer expense                                      476
               Security deposit interest expense                   1,488
               Other                                               3,490
                                                                 -------
                 Total miscellaneous administrative expense      $ 8,450
                                                                 =======
ACCOUNT NO. 6590 - OPERATING AND MAINTENANCE EXPENSE:
               Exterior painting                                 $ 8,954
               Grounds and landscaping                               880
               Roof                                                4,345
               Plumbing                                            1,413
               Appliances                                          4,785
               Other                                               1,023
                                                                 -------
                 Total operating and maintenance miscellaneous
                   expense                                       $21,400
                                                                 =======
   The accompanying notes are an integral part of this schedule.